UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2006

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 16, 2006, Newport Corporation (the “Registrant”) entered into a definitive agreement to acquire the Laser Products business of Picarro, Inc. The Laser Products business designs and manufactures solid-state lasers targeted primarily at the life and health sciences and process control markets. The transaction is subject to customary closing conditions and is expected to close in early November 2006.

The press release issued by the Registrant on October 23, 2006 relating to the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 23, 2006	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 23, 2006.